MAN-GLENWOOD LEXINGTON
ASSOCIATES PORTFOLIO, LLC

FINANCIAL STATEMENTS FOR THE
PERIOD FROM SEPTEMBER 24, 2002 (INCEPTION) TO
MARCH 31, 2003 AND
INDEPENDENT AUDITORS' REPORT

MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page

INDEPENDENT AUDITORS' REPORT                                                1

FINANCIAL STATEMENTS:

Schedule of Investments                                                     2

Statement of Assets, Liabilities and Member's Capital--Net Assets           3

Statement of Operations                                                     4

Statement of Changes in Member's Capital--Net Assets                        5

Statement of Cash Flows                                                     6

Notes to Financial Statements                                              7-10

INDEPENDENT AUDITORS' REPORT

To the Board of Managers and
Member of Man-Glenwood Lexington Associates Portfolio, LLC:

We have audited the accompanying statement of assets, liabilities and member's capital - net assets of Man-Glenwood Lexington Associates Portfolio, LLC (the "Company"), including the schedule of investments, as of March 31, 2003, and the related statements of operations, changes in member's capital - net assets, and cash flows for the period September 24, 2002 (inception) to March 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments as of March 31, 2003, by correspondence with management of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at March 31, 2003, and the results of its operations, changes in member's capital - net assets, and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.



Chicago, Illinois
May 23, 2003

MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

SCHEDULE OF INVESTMENTS
MARCH 31, 2003
--------------------------------------------------------------------------------


FUND                                                COST                 FAIR VALUE              %

Akela Capital Partners, LP                       $ 1,200,000            $ 1,227,504             2.67%
Amaranth Partners, LLC                             1,400,000              1,434,883             3.13%
BBT Partners, L.P.                                 2,798,412              2,794,585             6.09%
Castlerigg Partners, L.P.                          2,668,166              2,829,234             6.16%
Catequil Partners, L.P.                              303,161                322,524             0.70%
Cerberus Partners, L.P.                              644,204                706,727             1.54%
Coatue Qualified Partners, L.P.                    1,458,918              1,449,217             3.16%
Double Black Diamond L.P.                          2,891,689              2,916,957             6.36%
Ferox Fund, L.P.                                   2,083,149              2,135,262             4.65%
Galante Common Sense, L.P.                           812,064                814,908             1.78%
Grace Convertible Arbitrage L.P.                   1,200,000              1,213,702             2.64%
Intrepid Capital Fund (QP), L.P.                     727,867                719,819             1.57%
Itros II QP, LP                                    1,200,000              1,202,076             2.62%
Ivory Capital II, L.P.                             1,644,753              1,631,865             3.56%
Jemmco Partners, L.P.                                368,927                367,202             0.80%
Joho Partners, L.P.                                1,490,990              1,345,927             2.93%
KiCap Network Fund, L.P.                           1,412,162              1,455,415             3.17%
King Street Capital, L.P.                          2,166,109              2,246,477             4.89%
Lydian Partners II, L.P.                           1,792,737              2,171,392             4.73%
Mako Europe Fund, L.P                              1,200,000              1,202,871             2.62%
Overture 7 Fund, L.P.                                945,934                945,620             2.06%
PHZ Long/Short Equity Fund LLC                       475,000                472,729             1.03%
Prism Partners I, L.P.                             1,973,270              1,977,756             4.31%
Purchase Associates II, L.P.                       1,200,000              1,210,476             2.64%
Royal Coachman, L.P.                                 194,601                213,933             0.47%
Satellite Fund II, L.P.                              947,686              1,034,784             2.25%
Spring Point Institutional Partners, L.P.          2,228,969              2,224,344             4.85%
Styx Partners, L.P.                                  950,441              1,030,155             2.24%
Thales Fund, L.P.                                    321,258                321,369             0.70%
Tosca                                              1,200,000              1,195,174             2.60%
Trinity Fund, Ltd.                                   937,199                946,974             2.06%
UBS Global Equity Arbitrage, LLC                   1,940,636              2,050,636             4.47%
Ursa Partners, L.P.                                  390,155                398,586             0.87%
Veras Capital Partners (QP), LP                      975,000                990,600             2.16%
Walker Smith Capital (QP), L.P.                      661,970                679,862             1.48%
Willow Creek Capital Partners, L.P.                1,336,475              1,343,091             2.93%
                                                 -----------            -----------           -------
Total                                            $46,141,902             47,224,636           102.89%
                                                 ===========            ===========           =======


Less: liabilities in excess of other assets                              (1,327,080)           (2.89)%
                                                                        ===========           =======
Member's capital--net assets                                            $45,897,556           100.00%
                                                                        ===========           =======

See notes to financial statements.


MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

STATEMENT OF ASSETS, LIABILITIES AND MEMBER'S CAPITAL--NET ASSETS
MARCH 31, 2003
--------------------------------------------------------------------------------


ASSETS:
  Investments--at fair value (cost--$46,141,902)                    $47,224,636
  Cash and cash equivalents                                           2,309,550
  Due from Adviser                                                       52,000
  Other                                                                   6,198
                                                                    -----------

TOTAL ASSETS                                                         49,592,384
                                                                    -----------

LIABILITIES:
  Bank borrowings                                                     3,250,000
  Management fee payable                                                356,654
  Administrative fee payable                                              9,377
  Accrued professional fees                                              75,000
  Other                                                                   3,797
                                                                    -----------
TOTAL LIABILITIES                                                     3,694,828
                                                                    -----------

NET ASSETS                                                          $45,897,556
                                                                    ===========


MEMBER'S CAPITAL--NET ASSETS:
 Represented by:
  Capital transactions--net                                         $45,031,180
  Accumulated undistributed net investment loss                        (362,240)
  Accumulated realized gain on investments                              145,882
  Accumulated net unrealized appreciation on investments              1,082,734
                                                                    -----------

MEMBER'S CAPITAL--NET ASSETS                                        $45,897,556
                                                                    ===========



See notes to financial statements.

MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

STATEMENT OF OPERATIONS
PERIOD SEPTEMBER 24, 2002 (INCEPTION) TO MARCH 31, 2003

INVESTMENT INCOME:
  Interest                                                           $   32,318
  Dividends                                                               1,844
                                                                     ----------

TOTAL INVESTMENT INCOME                                                  34,162
                                                                     ----------

EXPENSES:
  Management fee                                                        356,654
  Administrative fee                                                      9,377
  Professional fee                                                       75,000
  Directors fee                                                           5,000
  Custody fee                                                             1,042
  Other                                                                   1,329
                                                                     ----------

TOTAL EXPENSES                                                          448,402

  Less: Voluntary expenses waiver                                       (52,000)
                                                                     ----------

NET EXPENSES                                                            396,402
                                                                     ----------

NET INVESTMENT LOSS                                                    (362,240)
                                                                     ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                      145,882
  Net change in unrealized appreciation on investments                1,082,734
                                                                     ----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                       1,228,616
                                                                     ----------

INCREASE IN MEMBER'S CAPITAL--NET ASSETS FROM
INVESTMENT ACTIVITIES                                                $  866,376
                                                                     ==========



See notes to financial statements.

MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

STATEMENT OF CHANGES IN MEMBER'S CAPITAL--NET ASSETS
PERIOD SEPTEMBER 24, 2002 (INCEPTION) TO MARCH 31, 2003
--------------------------------------------------------------------------------

INCREASE/DECREASE IN MEMBER'S CAPITAL--NET ASSETS
  FROM INVESTMENT ACTIVITIES:
  Net investment loss                                              $   (362,240)
  Net realized gain on investments                                      145,882
  Net change in unrealized appreciation on investments                1,082,734
                                                                   ------------

      Net increase in member's capital--net assets from
        investment activities                                           866,376
                                                                   ------------

MEMBER'S CAPITAL TRANSACTIONS:
  Capital contributions                                              61,531,180
  Capital redemptions                                               (16,500,000)
                                                                   ------------

NET MEMBER'S CAPITAL TRANSACTIONS                                    45,031,180

MEMBER'S CAPITAL--NET ASSETS--Beginning of period
                                                                   ------------

MEMBER'S CAPITAL--NET ASSETS--End of period                        $ 45,897,556
                                                                   ============



See notes to financial statements.

MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

STATEMENT OF CASH FLOWS
PERIOD SEPTEMBER 24, 2002 (INCEPTION) TO MARCH 31, 2003
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
 Increase in member's capital--net assets from investment activities                    $    866,376
 Adjustments to reconcile net increase in member's capital--net assets from investment activities to net cash used in operating activities:
  Increase in net unrealized appreciation                                                 (1,082,734)
  Increase in due from Adviser                                                               (52,000)
  Increase in other assets                                                                    (6,198)
  Increase in management fee payable                                                         356,654
  Increase in administrative fee payable                                                       9,377
  Increase in accrued professional fees                                                       75,000
  Increase in other liabilities                                                                3,797
                                                                                        ------------

    Net cash provided by operating activities                                                170,272
                                                                                        ------------

INVESTING ACTIVITIES:
  Net purchases of investments                                                            (6,810,722)
                                                                                        ------------

FINANCING ACTIVITIES:
  Capital contributions                                                                   22,200,000
  Capital redemptions                                                                    (16,500,000)
  Bank borrowings                                                                          3,250,000
                                                                                        ------------

    Net cash provided by financing activities                                              8,950,000

CASH AND CASH EQUIVALENTS--Beginning of period

CASH AND CASH EQUIVALENTS--End of period                                                $  2,309,550
                                                                                        ============

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING INFORMATION:
 Non-cash contribution of investments                                                   $ 39,331,180
                                                                                        ============



See notes to financial statements.

MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

NOTES TO FINANCIAL STATEMENTS
PERIOD FROM SEPTEMBER 24, 2002 (INCEPTION) TO MARCH 31, 2003
--------------------------------------------------------------------------------

1. ORGANIZATION

   Man-Glenwood Lexington Associates Portfolio, LLC (the "Company") is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. The Company was formed on September 24, 2002 with operations commencing on October 1, 2002. Its sole member is Lexington Associates I L.P. (the "Member"), an affiliate of the Company.

   The Company's investment objectives are to preserve capital, regardless of what transpires in the U.S. or global financial markets, generate attractive returns and thereby increase investors' wealth, and produce returns which have low correlation with major market indices. The Company attempts to achieve these objectives by utilizing a multi-strategy, multi-manager approach. The Company emphasizes efficient allocation of investor capital among pooled investment vehicles such as limited partnerships with a range of investment strategies, managed by independent investment managers, and believes that there are benefits to be derived from exposure to a broad range of investment strategies that will maximize the potential for stable, positive returns over a full economic cycle.

   Glenwood Capital Investments, L.L.C. serves as the Company's investment adviser (the "Adviser"). The Adviser is an Illinois limited liability company and is registered with the CFTC as a commodity pool operator and commodity trading adviser and is a member of the National Futures Association ("NFA"). The Adviser is also registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Adviser advises other accounts which may hold interests in the same underlying investment funds as the Company. Additionally, certain officers and employees of the Adviser and its affiliates may own interests in the underlying investment funds of the Company.

   The Company's Board of Managers (the "Board") has overall responsibility to manage and control the business operations of the Company on behalf of the members. At least a majority of the Board consists of persons who are not "interested persons" (as defined in the 1940 Act) with respect to the Company.

   SEI Investments Global Funds Services ("SEI") acts as the Company's fund accounting agent, transfer agent, and registrar. Its appointment was approved by the Board on January 20, 2003. SEI Private Trust Company ("SEI Trust Company") serves as the Company's custodian and maintains custody of the Company's assets.

   The Company currently intends to accept initial and additional subscriptions as of the first business day of each calendar month. It is expected that beginning January 1, 2005, subscriptions will be offered on a quarterly basis. The Company reserves the right to reject or suspend subscriptions at any time. Members will not have the right to require the Company to redeem their investments. The Company will offer to repurchase outstanding investments pursuant to written tenders by members from time to time. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion.

2. SIGNIFICANT ACCOUNTING POLICIES

   INVESTMENTS--The Company values investments in limited partnerships and other pooled vehicles (collectively, the "investment funds") in good faith at the Company's pro rata interest in the net assets of these entities. Investments held by these investment funds are valued at prices which approximate fair value. The fair value of certain of the investments in the underlying investment funds, which may include private placements and other securities for which values are not readily available, are determined in good faith by the investment advisers of the respective underlying investment funds. The estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments, and these differences could be material. Net asset valuations are provided monthly or quarterly by these investment funds. Distributions received, which are identified by the underlying investment funds as a return of capital, whether in the form of cash or securities, are applied as a reduction of the investment's carrying value. During the period ended March 31, 2003, no dividends or distributions were declared or paid by the Company's investments.

   Realized gains and losses on investment funds, which are net of all fees and allocations to the investment advisers of these funds, are determined on an identified cost basis.

   The Company has the ability to liquidate its investments periodically, ranging from monthly to annually, depending on the provisions of the respective underlying investment fund's governing agreements. Contribution requirements may also vary based on each investment fund's governing agreements. Investment advisers of the funds generally receive fees for their services. These fees include management fees based upon the net asset value of the Company's investment, as well as incentive fees and allocations based upon profits earned by the Company. These fees are deducted directly from the Company's investment fund balance in accordance with a governing agreement. During the period ended March 31, 2003, fees for these services ranged from 0% to 2.0% annually for management fees and 20% to 25% for incentive fees and allocations.

   The Company's investments are generally illiquid in nature. Investment funds may have notice provisions such that redemptions may be requested only at a specified time in advance of the desired redemption or other redemption restrictions.

   FUND EXPENSES--The Company pays the Adviser a quarterly fee (the "management fee") computed at the annual rate of 1.75% of the aggregate value of its outstanding interests determined as of the last day of each month and payable quarterly (before any repurchases of interests). The management fee was payable beginning on October 1, 2002. Through December 31, 2002, the management fee included all costs and expenses related to the portfolio, including legal, accounting and other professional fees. In 2003, the Company bore all expenses incurred in its business and operations, in addition to the 1.75% fee discussed above, other than those specifically required to be borne by the Adviser. These costs incurred by the Company include, but are not limited to: all costs and expenses directly related to portfolio transactions and positions for the Company's account; legal, accounting and other professional fees incurred on behalf of the Company; fees payable to various service providers pursuant to their relevant agreements and other types of expenses as may be approved from time to time by the Company's Board of Managers.

   The Adviser has voluntarily reimbursed expenses in excess of 1.75% of Member's capital - net assets for the period September 24, 2002 through December 31, 2002 and expenses in excess of 2.00% of Member's capital - net assets for the period January 1, 2003 through March 31, 2003. The Adviser can discontinue this voluntary reimbursement at any time, except that the Adviser is contractually obligated to assume all costs in excess of 3.00% of the aggregate member's capital - net assets of the Company and its members through December 31, 2004.

   INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium over the life of the security using the effective interest method. Dividends are recorded on the ex-dividend date.

   INCOME TAXES--The Company is not a taxable entity for federal, state or local income tax purposes. Such taxes are liabilities of the individual members and the amounts thereof will vary depending on the individual situation of each member. Accordingly, there is no provision for income taxes in the accompanying financial statements.

   The Company may be subject to Illinois replacement tax. The amount of Illinois replacement tax, if any, is dependent upon the allocation of taxable income reported to the Company by the underlying investments in funds.

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period.

3. INVESTMENT TRANSACTIONS

   The sole Member made noncash contributions of investment funds on October 1, 2002 and January 1, 2003 with a fair value of $18,717,333 and $20,613,847, respectively. For the period ended March 31, 2003, the Company made purchases of $51,139,178 (including the aforementioned contributions) and sales of $5,143,158 of investments.

   At March 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At March 31, 2003, accumulated net unrealized appreciation on investments was $1,082,734, consisting of $1,276,022 gross unrealized appreciation and $193,288 gross unrealized depreciation.

4. BANK BORROWINGS

   The Company may borrow funds for a variety of reasons, including for investment purposes, to meet repurchase requests, and for cash management purposes. Borrowings by the Company are subject to a 300% asset coverage requirement under the 1940 Act. On March 31, 2003, the Company entered into an unsecured borrowing agreement with a bank to borrow $3,250,000, payable on demand. Interest is charged based on the Company's borrowings at a rate equal to the lender's broker call loan rate, which was 3.00% at March 31, 2003. This amount was repaid subsequent to March 31, 2003.

5. DERIVATIVE FINANCIAL INSTRUMENTS AND CONCENTRATIONS OF CREDIT RISK

   At March 31, 2003, the Company had no direct commitments to purchase or sell securities, financial instruments or commodities relating to forward or futures contracts. The Company's operating activities involve trading, including indirectly through its investments, in derivative financial instruments that involve varying degrees of market and credit risk. With respect to investments in investment funds, the Company has limited liability and, therefore, its maximum exposure to either market or credit loss is limited to its carrying value in these investments, as set forth in the statement of assets, liabilities and member's capital - net assets.

6. FINANCIAL HIGHLIGHTS

   The following represents the ratios to average net assets and other supplemental information for the period indicated:



                                                                                         FOR THE PERIOD
                                                                                          SEPTEMBER 24,
                                                                                       2002 (INCEPTION)
                                                                                      TO MARCH 31, 2003
                                                                                      -----------------

   Member's Capital - Net Assets, end of period                                             $45,897,556
   Ratio of net investment loss to average Member's capital - net assets(1)(3)                    (1.78)%
   Ratio of expenses to average Member's capital - net assets (1)(2)(3)                            1.95%
   Total return                                                                                    3.66%
   Portfolio Turnover (1)                                                                         35.09%

   (1) Annualized
   (2) Ratio of expenses does not include management fees and incentive fees earned by the adviser of the underlying investment funds.
   (3) If expenses had not been voluntarily reimbursed by the Adviser, the annualized ratios of net investment loss and expenses to average member's capital - net assets would be (2.03)% and 2.20%, respectively.

                                     ******

MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

FUND MANAGEMENT
(UNAUDITED)
--------------------------------------------------------------------------------


Information pertaining to the Board of Managers of the Company is set forth below.


                            POSITION(S)                                                               NUMBER OF       OTHER
                               HELD            TERM OF OFFICE AND         PRINCIPAL OCCUPATION       PORTFOLIOS    DIRECTORSHIPS
NAME, AGE AND ADDRESS        WITH FUND        LENGTH OF TIME SERVED        DURING PAST 5 YEARS        OVERSEEN         HELD


Frank C. Meyer, 59          President        Perpetual until resignation   Chairman of Glenwood,        Two*    Quality Systems Inc.
Glenwood Capital            Manager            or removal                    the investment adviser
Investments, L.L.C.                            Manager since 10/1/2002       to the Fund
123 N. Wacker Drive,
28th Floor
Chicago, Illinois 60606

John M. Kelly, 56           Manager          Perpetual until resignation   Sales and marketing of       Two*    None
Man Investments Inc.                           or removal                    hedge funds for the
123 N. Wacker Drive,                           Manager since 10/1/2002         Man Group plc
28th Floor
Chicago, Illinois 60606

Dale M. Hanson, 60          Manager          Perpetual until resignation   Principal/partner of         Two*    Quality Systems Inc.
c/o Man-Glenwood Lexington                     or removal                    American Partners
Associates Portfolio, LLC                    Manager since 1/20/2003         Consulting, a marketing
123 N. Wacker Drive,
28th Floor                                              organization
Chicago, Illinois 60606

Robert W. Doede, 63         Manager          Perpetual until resignation   Currently retired            Two*    None
c/o Man-Glenwood Lexington                     or removal                    Previously acted as
Associates Portfolio, LLC                      Manager since 1/20/2003       chairman of Centurion
123 N. Wacker Drive,
28th Floor                                              Capital Group Inc.
Chicago, Illinois 60606

Marvin L. Damsma, 56        Manager          Perpetual until resignation   Director of Trust            Two*    None
c/o Man-Glenwood Lexington                     or removal                    Investments for
Associates Portfolio, LLC                      Manager since 1/20/2003       BP America Inc.
123 N. Wacker Drive,
28th Floor
Chicago, Illinois 60606


* Man-Glenwood Lexington Associates Portfolio, LLC is the master fund with Man-Glenwood Lexington, LLC as the feeder fund.

[GRAPHIC OMITTED]